IAS Energy, Inc.

UNAUDITED PRO FORMA CONDENSED COMBINED
CONSOLIDATED FINANCIAL STATEMENTS

Introduction to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

     The following Unaudited Pro Forma Condensed Combined Consolidated Financial Statements combine the historical consolidated balance sheets and statements of operations of IAS Energy, Inc. and Power Telecom Limited, giving effect to the acquisition using the purchase method of accounting.

     On November 26, 2007, IAS Energy, Inc. (the “Company”) entered into an Equity Share Purchase Agreement (the “Agreement”) with all of the stockholders of Power Telecom Limited, a corporation organized under the laws of Hong Kong (“Power Telecom”). Pursuant to the Agreement the Company, at its option, had the right to purchase all of the issued and outstanding shares of capital stock of Power Telecom (the “Shares”).

     The consideration to be paid under the Agreement was to consist of 55,000,000 Class A shares of Common Stock of the Company and stock options for the purchase of 1,000,000 Class A shares of Common Stock of the Company. In addition, the Company was required to make cash payments to Power Telecom totalling $650,000 for working capital. The consideration was to be paid in 5 stages over time, with the Company acquiring a 20% interest at the completion of each stage.

As at September 3, 2008, the Company has issued 33,000,000 Class A shares of Common Stock of the Company with a fair value corresponding to $6,671,232 and granted 1,000,000 stock options with a fair value corresponding to $267,954 to earn a 60% interest in Power Telecom. The Company has also advanced $350,000 to Power Telecom for working capital purposes,

Summary Selected Unaudited Pro Forma Condensed Combined Consolidated Financial Data

     The Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations for the year ended April 30, 2008 and the three months ended July 31, 2008 and the Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of July 31, 2008 are based on the historical financial statements of IAS Energy and Power Telecom, after giving effect to the acquisition of Power Telecom.

     The Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations are presented as if the combination had taken place on May 1, 2007 and May 1, 2008. The Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet is presented to give effect to the acquisition as if it occurred on July 31, 2008, and combines the balance sheet for IAS Energy as of July 31, 2008 with the balance sheet of Power Telecom as of July 31, 2008 and reflects the allocation of the purchase price to the Power Telecom assets acquired and liabilities assumed.

     The Unaudited Pro Forma Condensed Combined Consolidated Financial Statements are based on the estimates and assumptions set forth in the accompanying notes to such statements. The Unaudited Pro Forma Condensed Combined Consolidated Financial Statements are prepared for illustrative purposes only and are not necessarily indicative of the results that would have been achieved had the transaction been consummated as of the date indicated or that may be achieved in the future.

     The Unaudited Pro Forma Condensed Combined Consolidated Financial Statements should be read in conjunction with the historical financial statements of IAS Energy included in IAS Energy’s Form 10-KSB for the year ended April 30, 2008 and quarterly report on Form 10-Q for the three months ended July 31, 2008 and the historical financial statements of Power Telecom for the year ended April 30, 2008 and the three months ended July 31, 2008.

Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of July 31, 2008

	Historical	Historical	Pro Forma		Pro Forma
Assets	IAS Energy	Power Telecom	adjustments		Combined
Current assets:
Cash	$283	$1,626	$-		$1,909
Available-for-sale securities	95,801	-	-		95,801
Receivables, prepaids and other current assets	45,956	2,564	-		48,520
Total current assets	142,040	4,190	-		146,230

Investment in and advances to Power Telecom	4,556,136	-	(4,556,136)	(a)	-
Non-controlling interest	-	-	128,244	(c)	128,244
Goodwill	-	-	7,176,099	(b)	7,176,099
Total assets	$4,698,176	$4,190	$2,748,207		$7,450,573

Liabilities and stockholders’ equity
Current liabilities:
Bank indebtedness	$5,284	$-	$-		$5,284
Accounts payable and accrued liabilities	1,047,048	324,801	-		1,371,849
Debentures	25,000	-	-		25,000
Total current liabilities	1,077,332	324,801	-		1,402,133

Stockholders’ equity (deficit):
Common stock and additional paid-in capital	10,951,185	276,271	(276,271)	(b)
			(4,280,473)	(a)
			6,671,232	(b)	13,341,944
Share subscription received	32,007				32,007
Accumulated Comprehensive Gain (Loss)	(28,977)				(28,977)
Accumulated deficit	(7,333,371)	(596,882)	596,882	(b)
			36,837	(d)	(7,296,534)
Total stockholders’ equity (deficit)	3,620,884	(320,611)	2,748,207		6,048,440
Total liabilities and stockholders’ equity (deficit)	$4,698,176	$4,190	$2,748,207		$7,450,573

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations
for the Year Ended April 30, 2008

	Historical	Historical	Pro Forma		Pro Forma
	IAS Energy	Power Telecom	adjustments		Combined
Revenues:
Petroleum and natural gas sales	$20,201	$-	$-		$20,201
Service income	-	6,098	-		6,098
Total revenues	20,201	6,098	-		26,299

Operating expenses:
General and administrative	628,971	322,337	-		951,308
Depreciation and amortization	1,470	-	-		1,470
Total operating expenses	630,441	322,337	-		952,778

Loss from operations	(610,240)	(316,239)	-		(926,479)
Gain on sale of available-for-sale securities	1,920	-	-		1,920
Gain on settlement of obligation to issue shares	53,750	-	-		53,750
Loss from equity accounted investment	(36,463)	-	36,463	(d)	-
Non-controlling interest	-	-	126,496	(c)	126,496
Impairment loss – oil and gas properties	(354,318)	-	-		(354,318)
Net loss	$(945,351)	$(316,239)	$162,959		$(1,098,632)

Loss per share - basic and diluted	$(0.02)				$(0.02)

Weighted average shares of common stock outstanding	45,578,181				53,578,181

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations
for the Three Months Ended July 31, 2008

	Historical	Historical	Pro Forma		Pro Forma
	IAS Energy	Power Telecom	adjustments		Combined
Revenues:
Petroleum and natural gas sales	$5,407	$-	$-		5,407
Service income	-	2,564	-		2,564
Total revenues	5,407	2,564	-		7,971

Operating expenses:
General and administrative	139,035	69,794	-		208,829
Total operating expenses	139,035	69,794	-		208,829

Loss from operations	(133,628)	(67,231)	-		(200,859)
Gain on settlement of obligation to issue shares	1,000	-	-		1,000
Loss from equity accounted investment	(374)	-	374	(d)	-
Non-controlling interest	-	-	26,892	(c)	26,892
Impairment loss – oil and gas properties	(12,007)	-	-		(12,007)
Net loss	$(145,009)	$(67,231)	$27,266		(184,973)

Loss per share - basic and diluted	$(0.00)				(0.00)

Weighted average shares of common stock outstanding	58,468,884				69,468,884

Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

Purchase Price Allocation

     The estimated purchase price corresponding to the net liabilities value of Power Telecom (assumed fair value) consists of shares of Common Stock of the Company with a value of $6,671,232 and cash payments of $312,500

     The purchase price will be allocated to Power Telecom’s assets acquired and liabilities assumed based upon their respective fair values at the date of acquisition. Any remaining unallocated acquisition cost will be considered goodwill.

     The pro forma components and allocation of the estimated purchase price, based on presumed fair values at July 31, 2008, is as follows:

Consideration and direct transaction costs:
Cash advances to Power Telecom (as at July 31, 2008)	$312,500
IAS Energy common stock issued	6,671,232	(i)

Total purchase price	$6,983,732

Preliminary estimate of the allocation of purchase price:
Cash and cash equivalents	$1,626	(ii)
Current assets	2,564	(ii)
Liabilities assumed	(324,801)	(ii)

Net identifiable liabilities of Power Telecom	$(320,611)

60% of net identifiable liabilities acquired	$(192,367)
Goodwill	7,176,099	(iii)

Total purchase price	$6,983,732

Assumptions:

(i)

The pro forma presentation reflects the issuance of 33,000,000 shares of IAS Energy’ common stock valued at the five-day average trading price of $0.23 for the 1st tranche, $0.28 for the 2nd tranche and $0.24 for the 3rd tranche. Since these shares have trading restrictions, the aggregate fair value was calculated using the above prices, over the estimated time (based on trading restrictions) to achieve free trading status, using a 10% discount factor.

(ii)

Assets acquired and liabilities assumed are based on estimated fair values and assumptions as of July 31 2008, the assumed acquisition date. For purposes of this pro forma presentation, recorded book values are assumed to approximate fair values. Actual fair values to be assigned to assets and liabilities will likely differ as of the date of closing of the transaction, and recorded assets and liabilities will likely differ from their recorded values.

(iii)

In accordance with the provisions of Statement of Financial Accounting Standard No. 142 “Goodwill and Other Intangible Assets,” the estimated excess of purchase consideration over net identifiable assets acquired (the “Goodwill”) is not amortized in the accompanying unaudited pro forma condensed combined consolidated financial statements.

Pro Forma Adjustments

     Pro forma adjustments giving effect to the acquisition in the unaudited pro forma condensed combined consolidated financial statements are as follows:

(a)

To record issuance of IAS shares for the purchase of a 60% interest in Power Telecom and to eliminate IAS Energy’s prior investment in Power Telecom with the purchase discrepancy being allocated to goodwill.

(b)	To eliminate Power Telecom’s stockholders’ equity.

(c)	To record a non-controlling interest which reflects Power Telecom’s 40% interest not owned by IAS Energy.

(d)	To reverse the allocation of the current period and prior year loss from equity accounted investment.